UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 3, 2019

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2019, the Compensation Committee of the Board of Directors of Idera Pharmaceuticals, Inc. (the “Company”) approved compensation for its current named executive officers, as well as John J. Kirby, the Company’s current principal financial officer, as set forth in the bullets and the table below:

•                  The payment of cash bonus awards for 2018;

•                  The grant of options to purchase shares of common stock of the Company;

•                  The grant of restricted stock units; and

•                  Annual base salaries for 2019.

Name	2018 Bonus	Stock Options (1)	Restricted Stock Units (2)	2019 Annual Salary
Vincent J. Milano	$150,000	84,500	33,750	$600,000	(3)
President and Chief Executive Officer				(no change)
John J. Kirby	$64,771	25,600	10,250	$280,000	(4)
Vice President of Finance, Principal Financial and Accounting Officer				(no change)
R. Clayton Fletcher	$92,000	45,500	18,100	$400,000	(3)
Senior Vice President, Business Development and Strategy				(no change)
Joanna Horobin	$72,250	45,500	18,100	$425,000	(3)
Senior Vice President, Chief Medical Officer				(no change)
Jonathan Yingling	$80,000	45,500	18,100	$400,000	(3)
Senior Vice President, Chief Scientific Officer				(no change)

(1)         Each grant of options to purchase shares of the Company’s common stock was made effective as of January 3, 2019 and pursuant to the Company’s 2013 Stock Incentive Plan. The exercise price is $3.14 per share, which is equal to the closing price of the Company’s common stock on the Nasdaq Capital Market on the date of grant. Subject to the recipient’s continued employment with the Company on the applicable vesting date, the option award shall vest with respect to 25% of the underlying shares on the first anniversary of the date of grant and with respect to the balance of the underlying shares shall vest in twelve equal quarterly installments following the first anniversary of the date of grant.

(2)         Each of the restricted stock units, representing a right to receive one share of the Company’s common stock, was granted effective as of January 3, 2019 and pursuant to the Company’s 2013 Stock Incentive Plan.  Subject to the recipient’s continued employment with the Company on the applicable vesting date, 25% of the shares subject to each restricted stock unit award shall vest on each one-year anniversary of the date of grant.

(3)         No change from base salary effective January 1, 2018.

(4)         No change from base salary effective October 1, 2018.  Mr. Kirby became the Company’s principal financial officer and principal accounting officer effective October 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

	By:	/s/ Bryant D. Lim
Bryant D. Lim
Senior V.P., General Counsel

Dated: January 9, 2019